UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 19, 2015

SUNOCO LP

(Exact name of Registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 East Airtex Drive
Houston, Texas 77073

(Address of principal executive offices)

(832) 234-3600

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2015, Mary E. Sullivan, Executive Vice President, Chief Financial Officer and Treasurer of Sunoco GP LLC (the “Company”), the general partner of Sunoco LP (the “Partnership”) and, on February 20, 2015, Rocky B. Dewbre, Executive Vice President, Channel Operations of the Company, notified the Company of their intention to resign. Ms. Sullivan’s and Mr. Dewbre’s resignation will be effective April 25, 2015 and April 21, 2015, respectively.

In connection with Ms. Sullivan’s resignation, the board of directors of the Company (the “Board”), on February 23, 2015, approved the appointment of Clare McGrory, age 39, the Company’s current Senior Vice President of Finance and Investor Relations, as Chief Financial Officer and Treasurer of the Company, effective upon Ms. Sullivan’s resignation.  Ms. McGrory has served as the Senior Vice President of Finance and Investor Relations of the Company since August 29, 2014 and prior to that was the Vice President of Finance for Sunoco, Inc. (“Sunoco”) (the senior financial officer at Sunoco) since October 2012.  Prior to that, she served as the Director of Investor Relations and Corporate Finance for Sunoco from August 2009 until the sale of Sunoco to Energy Transfer Partners, L.P. (“ETP”) in October 2012. During her 12 years at Sunoco, she has held a number of positions of increasing responsibility in the accounting and finance departments. Prior to joining Sunoco, Ms. McGrory worked for Verticalnet, Inc. as Assistant Controller and PricewaterhouseCoopers LLP, during which time she earned her CPA license.  ETP and Sunoco are affiliates of the Company.

Ms. McGrory will receive salary and benefits, and will participate in the Partnership’s Long-Term Incentive Plan (the “LTIP”), in accordance with Partnership practice, at levels commensurate with her employment position.  In addition, Ms. McGrory will be eligible to participate in other benefit programs available to employees generally, including life, disability, medical, vision, and dental insurance and vacation benefits. The Partnership will reimburse Energy Transfer Partners, L.P. and its affiliates for the portion of Ms. McGrory’s compensation amounts paid to her based on the amount of her time allocated to the business of the Partnership.

Ms. McGrory was not elected pursuant to any arrangement or understanding with any other person (other than officers and directors of the Company acting solely in their capacities as such).

Ms. McGrory has no family relationships with any director or executive officer of the Company and has no interest in any relationships or related person transactions with the Company, or the Partnership, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	Sunoco GP LLC,
its general partner

By:
Date: February 23, 2015

/s/ Mary E. Sullivan
Mary E. Sullivan
Executive Vice President, Chief Financial Officer and Treasurer

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